UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2017

INTERCONTINENTAL TECHNOLOGY, INC.

(Exact name of Registrant as specified in its charter)

Colorado	333-199452	46-3289369
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 North Rocky Point East, Suite 200, Tampa, FL 33607

(Address of Principal Executive Offices)

800-304-2657

(Registrant's Telephone Number, Including Area Code)

RICH CIGARS, INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background:

On December 15, 2017, the Company effected a Redomicile from Florida to Colorado, and changed its name from Rich Cigars, Inc. to Intercontinental Technology, Inc.

Item 3.03   Material Modifications to Rights of Security Holders.

The Redomicile (as defined below) will not materially modify the rights of the registrant’s shareholders. However, Colorado corporate law will now be applicable in the determination of the rights of shareholders of the registrant. The constituent instrument defining the rights of holders of the registrant’s capital stock will now be the Colorado Articles of Incorporation, which are filed as an exhibit to this report.  The information contained in Item 8.01 below is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2017, Rich Cigars, Inc. (the “Company” or “RCGR”) filed a Statement of Foreign Qualification in Colorado, and then changed its state of incorporation from Florida to Colorado (the “Redomicile”) by filing a Statement of Conversion with new Articles of Incorporation with the Colorado Secretary of State. As a result of the Redomicile, the Company became a Colorado corporation. The Company is in the process of notifying Florida of the Redomicile and dissolving the Florida corporation.

The Statement of Foreign Qualification, Statement of Conversion, and Articles of Incorporation of the Company are filed as exhibits to this report.  The information contained in Item 8.01 below regarding the provisions adopted and changed as a result of the Redomicile and the terms of the authorized capital stock of Intercontinental is incorporated herein by reference.

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Subsequent to the Redomicile, on December 15, 2017, the Company filed Articles of Amendment in Colorado to change its name from Rich Cigars, Inc. to Intercontinental Technology, Inc. The Articles of Amendment are filed as an exhibit to this report. The Company is in the process of filing for FINRA’s approval of the name change, and filing for a new trading symbol which reflects the Company’s new name.

Item 8.01 Other Events.

On December 15, 2017, the Company effected a Redomicile from Florida to Colorado, and changed its name.

The Company, under its new name of Intercontinental Technology, Inc., will continue to file reports under Section 15(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

The effects of the Redomicile were as follows:

1.	RCGR was re-domiciled (reincorporated) in Colorado. That is, as a result of the Redomicile, RCGR is now a Colorado corporation.

2.	RCGR was renamed “Intercontinental Technology, Inc.” That is, by filing the Articles of Amendment in Colorado, the name of the Company was changed from Rich Cigars, Inc. to Intercontinental Technology, Inc.

3.	The authorized capital stock of RCGR remains the same after the Redomicile, since RCGR had 1,000,000,000 shares Common Stock authorized and 11,000,000 shares of preferred stock authorized when it was a Florida corporation and Intercontinental also has 1,000,000,000 shares of Common Stock and 11,000,000 shares of preferred stock authorized. That is, by operation of the Redomicile, no change in share structure occurred.

The Redomicile does not result in any change in the business, management, location of principal executive offices, assets, liabilities, net worth, accounting practices or control of the registrant.

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Item 9.01      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

3.1	Statement of Foreign Qualification of Rich Cigars, Inc. filed in Colorado on December 15, 2017.

3.2	Statement of Conversion and new Articles of Incorporation of Rich Cigars, Inc. filed in Colorado on December 15, 2017.

3.3	Articles of Amendment of Rich Cigars, Inc. changing its name to Intercontinental Technology, Inc. filed in Colorado on December 15, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intercontinental Technology, Inc.

By: /s/ Richard Davis

_ ____________________________

Richard Davis

Title: CEO

Date: December 15, 2017

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